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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amended Annual Report of Gardenburger, Inc. (the "Company") on Form 10-K/A for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lorraine Crawford, Vice President of Finance, Corporate Controller, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
/s/ LORRAINE CRAWFORD Lorraine Crawford Vice President of Finance, Corporate Controller, Secretary and Treasurer Gardenburger, Inc. January 27, 2003

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002